                AmeriCredit Automobile Receivables Trust 1997-A
                     Class A-1 5.5150% Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.540% Asset Backed Notes
                       6.740% Asset Backed Certificates
                            Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 25, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning            08/01/97
Monthly Period Ending:              08/31/97

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A. Beginning of period Aggregate Principal Balance                             $203,233,505
                                                                                     ------------

      B. Purchase of Subsequent Receivables                                                     0
                                                                                     ------------

      C. Monthly Principal Amounts

         (1) Collections on Receivables outstanding
               at end of period                                     5,215,363
                                                                   ----------
         (2) Collections on Receivables paid off
               during period                                        1,690,267
                                                                   ----------
         (3) Receivables becoming Liquidated Receivables
               during period                                        2,195,888
                                                                   ----------
         (4) Receivables becoming Purchased Receivables
               during period
                                                                   ----------
         (5) Cram Down Losses occurring during period
                                                                   ----------
         (6) Other Receivables adjustments                             (6,936)
                                                                   ----------
         (7) Less amounts allocable to Interest                    (2,958,729)
                                                                   ----------

         Total Monthly Principal Amounts                                                6,135,853
                                                                                     ------------

      D. End of period Aggregate Principal Balance                                   $197,087,652
                                                                                     ------------
                                                                                     ------------

      E. Pool Factor                                                                   87.594535%
                                                                                     ------------
                                                                                     ------------

II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                               Class A-1      Class A-2     Class A-3        TOTAL
                                                               ---------      ---------     ---------        -----
      A.       Beginning of period Note Balance               $29,323,112    $86,625,000   $70,300,000   $186,248,112
                                                              -------------------------------------------------------

      B.       Noteholders' Principal Distributable Amount      6,135,853              0             0      6,135,853
      C.       Noteholders' Accelerated Principal Amount          264,535              0             0        264,535
      D.       Accelerated Payment Amount Shortfall               621,354              0             0        621,354
      E.       Note Prepayment Amount                                   0              0             0              0
                                                              -------------------------------------------------------

      F.       End of period Note Balance                     $22,301,370    $86,625,000   $70,300,000   $179,226,370
                                                              -------------------------------------------------------
                                                              -------------------------------------------------------

      G.       Note Pool Factors                               37.045465%    100.000000%   100.000000%     82.545248%
                                                              -------------------------------------------------------
                                                              -------------------------------------------------------

III.  MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

      A. Beginning of period Certificate Balance                                     $ 7,875,000
                                                                                     -----------

      B. Certificateholders' Principal Distributable Amount                                    0
      C. Certificateholders' Accelerated Principal Amount                                      0
      D. Certificate Prepayment Amount                                                         0
                                                                                     -----------

      E. End of period Certificate Balance                                             7,875,000
                                                                                     -----------
                                                                                     -----------

      F. Certificate Pool Factor                                                     100.000000%
                                                                                     -----------
                                                                                     -----------

IV.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A. Beginning of period Pre-Funding Account balance                             $         0
                                                                                     -----------
      B. Purchase of Subsequent Receivables                                 0
                                                                 ------------
      C. Investment Earnings                                                0
                                                                 ------------
      D. Investment Earnings Transfer to Collections Account                0
                                                                 ------------
      E. Payment of Mandatory Prepayment Amount                             0
                                                                 ------------
                                                                                               0
                                                                                     -----------
      F. End of period Pre-Funding Account balance                                   $         0
                                                                                     -----------
                                                                                     -----------

V.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A. Total Monthly Principal Amounts                                             $ 6,135,853
                                                                                     -----------
      B. Required Pro-forma Security Balance                      175,408,010
                                                                 ------------
      C. Pro-forma Security Balance (Assuming 100% Paydown
          of Total Monthly Principal Amounts)                     187,987,259
                                                                 ------------
      D. Step-down Amount  (B. - C.)                                                           0
                                                                                     -----------
      E. Principal Distributable Amount  (A.- D.)                                    $ 6,135,853
                                                                                     -----------
                                                                                     -----------

VI.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A. Beginning of period Capitalized Interest Account balance                    $         0
                                                                                     -----------
      B. Monthly Capitalized Interest Amount                                0
                                                                 ------------
      C. Investment Earnings                                                0
                                                                 ------------
      D. Investment Earnings Transfer to Collections Account                0
                                                                 ------------
      E. Payment of Overfunded Capitalized Interest Amount                  0
                                                                 ------------
      F. Payment of Remaining Capitalized Interest Account                  0
                                                                 ------------
                                                                                               0
                                                                                     -----------
      G. End of period Capitalized Interest Account balance                          $         0
                                                                                     -----------
                                                                                     -----------

VII.  RECONCILIATION OF COLLECTION ACCOUNT:

      A. Available Funds:

         (1) Collections on Receivables during period
               (net of Liquidation Proceeds)                     $  6,905,630
                                                                 ------------
         (2) Liquidation Proceeds collected
               during period                                          901,274
                                                                 ------------
         (3) Purchase Amounts deposited in Collection
               Account
                                                                 ------------
         (4) (a) Investment Earnings - Collection Account              24,853
                                                                 ------------
             (b) Investment Earnings - Transfer From
                   Prefunding Account                                       0
                                                                 ------------
             (c) Investment Earnings - Transfer From Capitalized
                   Interest Account                                         0
                                                                 ------------
         (5) Collection of Supplemental Servicing Fees                 99,930
                                                                 ------------
         (6) Monthly Capitalized Interest Amount                            0
                                                                 ------------
         (7) Mandatory Prepayment Amount
                                                                 ------------

         Total Available Funds                                                         7,931,687
                                                                                     -----------

      B. Distributions:

         (1) Base Servicing Fee and Supplemental Servicing Fees       475,893
                                                                 ------------
         (2) Agent fees                                                 6,581
                                                                 ------------
         (3) Noteholders' Interest Distributable Amount
             (a) Class A - 1                                          139,256
                                                                 ------------
             (b) Class A - 2                                          427,632
                                                                 ------------
             (c) Class A - 3                                          383,135
                                                                 ------------

         (4) Noteholders' Principal Distributable Amount
             (a) Class A - 1                                        6,135,853
                                                                 ------------
             (b) Class A - 2                                                0
                                                                 ------------
             (c) Class A - 3                                                0
                                                                 ------------

         (5) Certificateholders' Interest Distributable Amount         44,231
                                                                 ------------
         (6) Certificateholders' Principal Distributable Amount             0
                                                                 ------------
         (7) Security Insurer Premiums                                 54,571
                                                                 ------------

         Total distributions                                                           7,667,152
                                                                                     -----------

      C. Excess Available Funds (or Deficiency Claim Amount)                             264,535
                                                                                     -----------

      D. Noteholders' Accelerated Principal Amount                                      (264,535)
                                                                                     -----------

      E. Certificateholders' Accelerated Principal Amount
                                                                                     -----------

      F. Deposit to Spread Account                                                   $         0
                                                                                     -----------
                                                                                     -----------

VIII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A. Excess Available Funds (VI.C.)                           $    264,535
                                                                  ------------
      B. Pro Forma Security Balance (II.A.-II.B.+III.A.)           187,987,259
                                                                  ------------
      C. Required Pro Forma Security Balance
           (89% x (I.D.+IV.F.)                                     175,408,010
                                                                  ------------
      D. Excess of Pro Forma Balance over Required
           Balance (B. - C.)                                        12,579,249
                                                                  ------------
      E. End of Period Class A-1 Note Balance                       23,187,259
                                                                  ------------
      F. Greater of D. or E.                                        23,187,259
                                                                  ------------
      G. Accelerated Principal Amount (lesser of A. or F.)                           $   264,535
                                                                                     -----------
                                                                                     -----------

IX    CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A. Pro Forma Security Balance                               $187,987,259
                                                                  ------------
      B. Required Pro Forma Security Balance                       175,408,010
                                                                  ------------
      C. Excess of Pro Forma Balance over Required
           Balance (A. - B.)                                        12,579,249
                                                                  ------------
      D. End of Period Class A-1 Note Balance                       23,187,259
                                                                  ------------
      E. Greater of C. or D.                                        23,187,259
                                                                  ------------
      F. Excess Available Funds (VI.C.)                                264,535
                                                                  ------------
      G. Investment Earnings on Collection Account                      24,853
                                                                  ------------
      H. Accelerated Payment Amount Shortfall (E.- F.+G.)                            $22,947,577
                                                                                     -----------
                                                                                     -----------

X.    RECONCILIATION OF SPREAD ACCOUNT:

      A. Beginning of period Spread Account balance                                  $18,290,115
                                                                                     -----------

      B. Additions to Spread Account
          (1) Deposits from Collections Account (VI. F.)                     0
                                                                  ------------
          (2) Investment Earnings                                       69,128
                                                                  ------------
          (3) Deposits Related to Subsequent Receivables Purchases           0
                                                                  ------------

         Total Additions                                                                  69,128
                                                                                     -----------

      C. Spread Account balance prior to withdrawals                                  18,359,243
                                                                                     -----------

      D. Requisite Amount of Spread Account
          (1) Initial Spread Account Deposit                      $ 15,195,170
                                                                  ------------
          (2) Subsequent Spread Account Deposits                     5,054,825
                                                                  ------------
          (3) Total Initial & Subsequent Spread Account
                Deposits (1)+(2)                                    20,249,995
                                                                  ------------
          (4) 9% of end of period Aggregate Principal Balance       17,737,889
                                                                  ------------
          (5) $100,000                                                 100,000
                                                                  ------------
          (6) 2% of Original Pool Balance                            4,500,000
                                                                  ------------
          (7) End of period Note and Certificate Balance
                (before accel. principal shortfall calc)           187,722,724
                                                                  ------------
          (8) Lesser of (6) or (7)                                   4,500,000
                                                                  ------------
          (9) Greater of (5) or (8)                                  4,500,000
                                                                  ------------
         (10) Aggregate Principal Balance                          197,087,652
                                                                  ------------
         (11) End of period Note and Certificate Balance
                (before accel. principal shortfall calc)           187,722,724
                                                                  ------------
         (12) Line (10) less line (11)                               9,364,928
                                                                  ------------
         (13) OC level (12)/(10), Maximum 11%                            4.75%
                                                                  ------------
         (14) 14% less OC level, if OC level is greater than 5%            n/a
                                                                  ------------
         (15) Percent in (13) or (14))  x  End of period
                Aggregate Principal Balance                                n/a
                                                                  ------------
         (16) 15% of end of period Aggregate Principal Balance
                if Trigger Date                                            n/a
                                                                  ------------

         Requisite Amount of Spread Account
           (either (3),(4), (9), (15), or (16) as applicable)                         17,737,889
                                                                                     -----------

      E. Withdrawals from Spread Account
          (1) Priority First - Deficiency Claim Amount
                                                                  ------------
          (2) Priority Second through Third
                                                                  ------------
          (3) Priority Fourth - Accelerated
                Payment Amount Shortfall       22,947,577
                                             ------------
                Accelerated Payment Amount Shortfall in Excess
                  of Requisite Amount                                  621,354
                                                                  ------------
          (4) Priority Fifth through Sixth
                                                                  ------------
          (5) Priority Seventh - to Servicer                                 0
                                                                  ------------

         Total withdrawals                                                               621,354
                                                                                     -----------

      F. End of period Spread Account balance                                        $17,737,889
                                                                                     -----------
                                                                                     -----------

XI.   PERFORMANCE TESTS:

      A. Delinquency Ratio
          (1) Receivables with Scheduled Payment
                delinquent more than 30 days
                at end of period                                  $ 23,464,778
                                                                  ------------
          (2) Purchased Receivables with Scheduled
                Payment delinquent more than 30
                days at end of period
                                                                  ------------
          (3) Beginning of period Principal Balance                203,223,505
                                                                  ------------
          (4) Delinquency Ratio (1)+(2) divided by (3)                                    11.55%
                                                                                     -----------
          (5) Previous Monthly Period Delinquency Ratio                                   10.55%
                                                                                     -----------
          (6) Second previous Monthly Period Delinquency Ratio                             8.71%
                                                                                     -----------
          (7) Average Delinquency Ratio (4)+(5)+(6)
                divided by 3                                                              10.27%
                                                                                     -----------
          (8) Compliance (Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 14%)                              yes
                                                                                     -----------

      B. Cumulative Default Rate
          (1) Defaulted Receivables in Current Period             $  2,627,121
                                                                  ------------
          (2) Cumulative Defaulted Receivables Including
                Defaulted Receivables in Current Period             10,603,921
                                                                  ------------
          (3) Original Pool Balance                                224,999,940
                                                                  ------------
          (4) Cumulative Default Rate (2) divided by (3)                                   4.71%
                                                                                     -----------
          (5) Compliance (Default Test Failure is a Cumulative
                Default Rate equal to or greater than 8.74%.)                                yes
                                                                                     -----------

      C. Cumulative Net Loss Rate
          (1) Receivables becoming Liquidated Receivables
                during period                                     $  2,195,888
                                                                  ------------
          (2) Purchased Receivables with Scheduled
                Payment delinquent more than 30 days at end
                of period
                                                                  ------------
          (3) Cram Down Losses occurring during period
                                                                  ------------
          (4) Liquidation Proceeds collected during period            (901,274)
                                                                  ------------
          (5) Net Losses during period (1)+(2)+(3)-(4)               1,294,614
                                                                  ------------
          (6) Net Losses since Initial Cut-off Date (Beginning
                of Period)                                           2,499,130
                                                                  ------------
          (7) 50% of Receivables with Scheduled Payment
                delinquent more than 90 days at end of period        1,933,038
                                                                  ------------
          (8) Original Aggregate Principal Balance plus
                Pre-Funded Amount as of the Closing Date           225,000,000
                                                                  ------------
          (9) Cumulative Net Loss Rate (5)+(6)+(7)
                divided by (8)                                                             2.55%
                                                                                     -----------
         (10) Compliance (Net Loss Test Failure is a
                Net Loss Rate equal to or greater than 5.00%.)                              yes
                                                                                     -----------

      D. Extension Rate
          (1) Principal Balance of Receivables extended during
                current period                                       4,990,391
                                                                  ------------
          (2) Beginning of Period Aggregate Principal Balance      203,223,505
                                                                  ------------
          (3) Extension Rate (1) divided by (2)                                            2.46%
                                                                                     -----------
          (4) Previous Monthly Extension Rate                                              1.62%
                                                                                     -----------
          (5) Second previous Monthly Extension Rate                                       0.66%
                                                                                     -----------
          (6) Average Extension Rate (3)+(4)+(5)
                divided by 3                                                               1.58%
                                                                                     -----------
          (7) Compliance (Extension Test Failure is an
                Extension Rate equal to or greater than 4%.)                                yes
                                                                                     -----------

XII.  DELINQUENCY:

      A. Receivables with Scheduled Payment delinquent
          (1) 31-60 days                                          #      1,561       $17,183,582
                                                                  ------------------------------
          (2) 61-90 days                                                   387         4,356,654
                                                                  ------------------------------
          (3) over 90 days                                                 168         1,924,542
                                                                  ------------------------------

         Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                            2,116       $23,464,778
                                                                  ------------------------------

XIV.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A. Beginning of period number of Receivables                                        17,568
                                                                                     -----------

      B. Number of Subsequent Receivables Purchased                                            0
                                                                                     -----------

      C. Number of Receivables becoming Liquidated
           Receivables during period                                                         300
                                                                                     -----------

      D. Number of Receivables becoming Purchased
           Receivables during period

                                                                                     -----------
      E. Number of Receivables paid off during period                                        218
                                                                                     -----------

      F. End of period number of Receivables                                              17,050
                                                                                     -----------
                                                                                     -----------

XV.   STATISTICAL DATA:

      A. Weighted Average APR of the Receivables                                          19.71%
                                                                                     -----------

      B. Weighted Average Remaining Term of the Receivables                                47.52
                                                                                     -----------

      C. Average Receivable Balance                                                  $    11,559
                                                                                     -----------

      D. Aggregate Realized Losses                                                   $ 3,793,744
                                                                                     -----------



AmeriCredit Financial Services, Inc.


By:
        ----------------------------------------
Name:   Daniel E. Berce
        ----------------
Title:  Vice Chairman & Chief Financial Officer
        ----------------------------------------
Date:   September 4, 1997
        -----------------